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                                   EXHIBIT 32

                               CAREADVANTAGE, INC
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to, and for purposes only of, 18 U.S.C. Section 1350, I, Dennis J. Mouras, Chief Executive Officer and acting principal financial officer of CareAdvantage, Inc. (the "Company"), hereby certify that (i) the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 30, 2004                   /s/ Dennis J. Mouras
                                        ----------------------------------------
                                        Dennis J. Mouras, Chief Executive
                                        Officer and acting Principal Financial
                                        Officer